UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2009
                                                           -------------

                               ESSA Bancorp, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

    Pennsylvania                      001-33384                20-8023072
---------------------------      ------------------            ----------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
  of Incorporation)                                         Identification No.)


200 Palmer Street, Stroudsburg, Pennsylvania                    18360
--------------------------------------------                    -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (570) 421-0531
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure
                  ------------------------

     On June 26, 2009, the Board of Directors of ESSA Bancorp, Inc. (the "Company") announced a second stock repurchase program pursuant to which the Company intends to repurchase up to 10% of the Company's publicly held outstanding shares of common stock. The Company completed its first stock repurchase program.

     A copy of the press release announcing the stock repurchase program is attached as Exhibit 99.1. The information in the preceding paragraphs, as well as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

     (a) Financial Statements of Businesses Acquired. Not applicable.

     (b) Pro Forma Financial Information. Not applicable.

     (c) Shell Company Transactions. Not applicable.

     (d) Exhibits.

                            Exhibit No.        Description
                            -----------        -----------
                            99.1               Press release issued by the
                                               Company on June 26, 2009
                                               announcing its second stock
                                               repurchase program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ESSA BANCORP, INC.



DATE:  June 30, 2009                    By:      /s/Gary S. Olson
                                                 ----------------
                                                 Gary S. Olson, President and
                                                 Chief Executive Officer